UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2005

ADVANCED LIFE SCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51436	30-0296543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1440 Davey Road Woodridge, Illinois 60517	60517
	(Address of principal executive offices)	(Zip Code)

(630) 739-6744
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.*

On November 7, 2005, Advanced Life Sciences Holdings, Inc. issued a press release announcing financial results for the third quarter ended September 30, 2005 and financial guidance for the fourth quarter of 2005.  A copy of the press release was furnished as an exhibit to a Current Report on Form 8-K that Advanced Life Sciences filed on November 10, 2005.  The final two pages of the press release were omitted from the exhibit previously furnished.  This amendment to the Current Report on Form 8-K is being filed to furnish the complete press release.

Item 9.01.                                Financial Statements and Exhibits.

(c)                                  Exhibits:

Exhibit No.	Description

99.1*	Press release, dated November 7, 2005, entitled “Advanced Life Sciences Announces Third Quarter 2005 Results.”

*                 The information furnished under Item 2.02 of this Current Report on Form 8-K/A, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED LIFE SCIENCES HOLDINGS, INC.

Date: November 11, 2005	By:	/s/ MICHAEL T. FLAVIN
	Name:	Michael T. Flavin
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press release, dated November 7, 2005, entitled “Advanced Life Sciences Announces Third Quarter 2005 Results.”

*                 The information furnished under Item 2.02 of this Current Report on Form 8-K/A, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.